C o r p o r a t e D e c k | F e b r u a r y 2 0 2 5 Unlocking Growth through our Infrastructure, Expertise and Partnerships

Disclaimer This presentation contains statements about future events and expectations that constitute forward-looking statements. Forward-looking statements are based on our beliefs, assumptions and expectations of our future financial and operating performance and growth plans, taking into account the information currently available to us. These statements are not statements of historical fact. Forward-looking statements involve risks and uncertainties that may cause our actual results to differ materially from the expectations of future results we express or imply in any forward-looking statements, and you should not place undue reliance on such statements. Factors that could contribute to these differences include the following: the impact of supply chain disruptions, including, among others, the impact of labor availability, raw material availability, manufacturing and food production and transportation; uncertainties and risks related to public health crises, adverse economic or real estate developments in our geographic markets or the temperature-controlled warehouse industry; general economic conditions; acquisition risks, including the failure to identify or complete attractive acquisitions or the failure of acquisitions to perform in accordance with projections or our failure to realize the intended benefits from our acquisitions, including synergies, or disruptions to our plans and operations or unknown or contingent liabilities related to our recent acquisitions; risks related to expansions of existing properties and developments of new properties, including failure to meet budgeted or stabilized returns within expected time frames, or at all, in respect thereof; a failure of our information technology systems, systems conversions and integrations, cybersecurity attacks or a breach of our information security systems, networks or processes could cause business disruptions or loss of confidential information; risks related to privacy and data security concerns, and data collection and transfer restrictions and related foreign regulations; defaults or non-renewals of significant customer contracts; uncertainty of revenues, given the nature of our customer contracts; increased interest rates and operating costs; our failure to obtain necessary outside financing on attractive terms or at all; risks related to, or restrictions contained in, our debt financings; decreased storage rates or increased vacancy rates; risks related to current and potential international operations and properties; difficulties in expanding our operations into new markets, including international markets; risks related to the partial ownership of properties, including as a result of our lack of control over such investments and the failure of such entities to perform in accordance with projections; our failure to maintain our status as a Real Estate Investment Trust ("REIT"); possible environmental liabilities, including costs, fines or penalties that may be incurred due to necessary remediation of contamination of properties presently or previously owned by us; financial market fluctuations; actions by our competitors and their increasing ability to compete with us; geopolitical conflicts, such as the on-going conflict between Russia and Ukraine or a resurgence of conflict in the Middle East; inflation and rising interest rates; labor and power costs; labor shortages; changes in applicable governmental regulations and tax legislation, including in the international markets; additional risks with respect to the addition of European operations and properties; changes in real estate and zoning laws and increases in real property tax rates; our relationship with our associates; the occurrence of any work stoppages or any disputes under our collective bargaining agreements and employment related litigation; liabilities as a result of our participation in multi-employer pension plans; uninsured losses or losses in excess of our insurance coverage; the potential liabilities, costs and regulatory impacts associated with our in-house trucking services and the potential disruptions associated with the use of third-party trucking service providers to provide transportation services to our customers; the cost and time requirements as a result of our operation as a publicly traded REIT; changes in foreign currency exchange rates; the impact of anti-takeover provisions in our constituent documents and under Maryland law, which could make an acquisition of us more difficult, limit attempts by our shareholders to replace our directors and affect the price of our shares of common stock of beneficial interest, $0.01 par value per share; or the potential dilutive effect of our common stock offerings including our ongoing at the market program. Words such as “anticipates,” “believes,” “continues,” “estimates,” “expects,” “goal,” “objectives,” “intends,” “may,” “opportunity,” “plans,” “potential,” “near-term,” “long-term,” “projections,” “assumptions,” “projects,” “guidance,” “forecasts,” “outlook,” “target,” “trends,” “should,” “could,” “would,” “will” and similar expressions are intended to identify such forward-looking statements, although not all forward-looking statements may contain such words. Examples of forward-looking statements included in this document include, among others, statements about our expected expansion and development pipeline and our targeted return on invested capital on expansion and development opportunities. We qualify any forward-looking statements entirely by these cautionary factors. Other risks, uncertainties and factors, including those discussed under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2024, and our other reports filed with the Securities and Exchange Commission, could cause our actual results to differ materially from those projected in any forward-looking statements we make. We assume no obligation to update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward- looking statements, even if new information becomes available, in the future, except to the extent required by law. Non-GAAP Measures This presentation contains non-GAAP financial measures, including AFFO, Core EBITDA, Core EBITDA Margin, NOI and margin, constant currency basis and maintenance capital expenditures. Definitions and reconciliations of these non-GAAP metrics to their most comparable GAAP metrics are included within our quarterly financial supplement for the fourth quarter and year ended 2024 as filed with the SEC on February 20, 2025. Each of these non-GAAP measures included in this presentation has limitations as an analytical tool and should not be considered in isolation or as a substitute for an analysis of the Company's results calculated in accordance with GAAP. In addition, because not all companies use identical calculations, the Company's presentation of non-GAAP measures in this presentation may not be comparable to similarly titled measures disclosed by other companies, including other REITs. 2

3 Execution-focused and well positioned strategy centered on solutions, operational excellence, and experienced leadership 4 Multiple growth drivers with a capital allocation strategy supported by a blue-chip customer base, unique partnerships, and strong financial profile Americold – A Compelling Growth Opportunity 1 Global leader in the attractive cold storage industry with an integrated network of high-quality, strategically located mission-critical warehouses 3 2 Unique value proposition with unparalleled expertise, partnerships with industry experts, scalable infrastructure, and leading technology and operating systems

1. A Global Leader in Cold Storage 4

Significant Scale & Expertise from 120+ Years of Experience Note: Figures as of December 31, 2024. 239 Warehouses include 4 Managed sites.Figures may not sum due to rounding 5 Significant Scale Global Footprint Cubic Feet / Warehouse Count South America 10M/ 2 North America 1,230M / 192~5.5M Pallet Positions ~14,000 Associates 239 Warehouses ~3,200 Customers Europe 115M / 25~1.4B Cubic Feet of Total Capacity Connectivity Conventional & Automated Presence at Every Major Node Asia Pacific 76M/ 16

Note: Figures as of December 31, 2024. Figures may not sum due to rounding 1) Based on COLD share price of $21.40 as of December 31, 2024 2) Represents share of Revenues and NOI from Same Store Warehouse Segment on a constant currency basis Financial Highlights $630M $696M $771M $847M 2021 2022 2023 2024 $9.6B Total Enterprise Value (1) $634M LTM Core EBITDA $6.1B Equity Market Cap (1) $0.88 4Q24 Annualized Dividend per Share 0.6% / 5.9% 4Q24 Total Same Store Revenue/ Same Store NOI Growth Rate (2) Total Segment Contribution NOI Adjusted FFO Financial Performance $299M $300M $352M $420M 2021 2022 2023 2024 +34% growth +40% growth 6

# Serving Customers with a Proven End-to-End Operating Model

**DESIGN**

- Focus on designing **Solutions that Fit our Customers' Needs**
- In-house **Design Engineering Team**
- Industry leading experience designing facilities to support every type of **Food Producer and Distributor**



**BUILD**

- Deep experience building **Automated and Conventional Warehouses** from post-production to last mile distribution
- Existing **Land Bank of Developable Property** and exclusive access through partnerships
- **Over $1B** development pipeline


DEMATIC

**OPERATE**

- **~14K Americold associates** operating **~239 facilities globally**
- Proprietary system for facility optimization and continuous improvement – **Americold Operating System (AOS)**
- Industry-leading safety performance, **43% lower TRIR[1] vs industry average**



americold®

1) Total Recodable Incident Rate

7

Americold is Essential to the “Farm to Fork” Cold Chain 8 Production Advantaged Warehouse Distribution Center / Public Warehouse Retail Distribution Center Restaurant School Hospital Hotel Sports Government Consumers Enhanced with Key Strategic Partnerships Supermarket e-Commerce Fulfillment Farm Food Producer Food Service Distribution Center

# Deep Customer Relationships Drive Growth Opportunities

## Compelling Value Proposition

**Why Customers Choose Americold**

- Continuous commitment to best-in-class customer experience
- Broad and strategically-located network of facilities
- Comprehensive value-added services, including port support, blast freezing, tempering, labeling, repacking, and order fulfillment/assembly
- High standards of quality, reliability, and food safety ensured by climate-controlled infrastructure
- Commitment to innovation through automation initiatives and strategic partnerships

## Top 25 Customers

**~51%** of Warehouse revenues(1)

**~38 years** average tenure

**88%** utilize committed contracts/leases

**14** customers are investment grade(2)

1) Based on LTM Warehouse revenues as of December 31, 2024
2) Represents long-term issuer rating as of February 2025

americold

9

10 New Management Team Committed to Increasing Shareholder Value Jay Wells Chief Financial Officer COLD: Joined & Appointed 2024 ~40 years experience George F. Chappelle Jr. Chief Executive Officer COLD: Joined 2021/Appointed 2022 ~41 years experience Robert Chambers President, Americas COLD: Joined 2013/Appointed 2024 ~20 years experience Sam Charleston Chief Human Resources Officer COLD: Joined & Appointed 2022 ~32 years experience Richard Winnall President, International COLD: Joined 2019/Appointed 2024 ~23 years experience Scott Henderson Chief Investment Officer COLD: Joined 2018/Appointed 2023 ~23 years experience Nathan Harwell Chief Legal Officer COLD: Joined & Appointed 2023 ~26 years experience Michael Spires Chief Information Officer COLD: Joined & Appointed 2023 ~24 years experience Bryan Verbarendse Chief Operating Officer, Americas COLD: Joined & Appointed 2023 ~32 years experience Significant Experience in Real Estate, Third-Party Logistics, Food Manufacturing, and Retail

Significant Growth Over the Past 3 Years 11 • Jay Wells appointed CFO • Hiring and retention progress – exceeded $100M productivity target • Broke ground on first cold storage facilities on CPKC and DP World network • Project Orion improving labor productivity and efficiencies • Grew same store service margins by 911 bps • Increased total rent & storage revenue under fixed commitments by 83% since 2021 • Refocus on 4 key strategic priorities • Re-commercialization initiative across the business • Announced strategic partnership with DP World • Announced strategic partnership with CPKC • Launched Project Orion • Enhanced executive team with new leaders • Completed and launched 5 automation projects AFFO (in millions) George F. Chappelle Jr. appointed interim CEO $299M $300M $352M $420M 2021 2022 2023 2024 $1.15 40% AFFO Growth $1.11 $1.27 $1.47

2. Unique Value Proposition

13 Unique Value Proposition Driven by Unparalleled Expertise and Scalable Infrastructure Strategic Partnerships providing unique growth opportunities exclusive to Americold Scalable Infrastructure Conventional & Automated capabilities at all nodes of the supply chain and majority owned real estate Advanced Operating System ensures best practices across entire warehouse network Leveraging Technology to drive efficiency and productivity gains

Scalable Infrastructure with Access to All Major U.S. Markets 14 87% owned network of high- quality, strategically located warehouses Mix of conventional and automated solutions to efficiently meet customer needs on every node of the cold storage chain Typical delivery in 2 days or less with ability to reach 99% of US population  5 Regional consolidation centers  Network wide shuttles for national order fulfillment  Multi-vendor consolidation

Americold’s Critical Infrastructure at Every Node 15 PRODUCTION ADVANTAGED Storage/VAS for food close to production PORTS Storage/VAS for food close to ports (rail, maritime, inland) MAJOR MARKET DISTRIBUTION Storage/VAS for food close to consumption (demand) in major cities RETAIL STORE DISTRIBUTION Storage/VAS and store support for Retail Grocery distribution FOODSERVICE DISTRIBUTION Storage/VAS for Broadline and Specialty Foodservice Distributors FOODSERVICE STORE DISTRIBUTION (QSR) Storage/VAS and store support for Quick-Serve-Restaurants (QSRs) E-COMMERCE Storage/VAS, and DTC order fulfillment for E-Commerce

Partner since Core Operating Expertise Enhanced by Best-in-Class Partnerships One of North America’s largest railroad companies 2023 Top five global port operator 2022 Total of $250 million of projects underway, with $1B+ global development pipeline Operational Partners 16  CPKC – First-of-its-kind rail-attached facility supporting the closed loop cold chain service between Mexico and US utilizing intermodal (Kansas City)  DP World – First-of-its-kind Import/Export Hub for local and transload volume in Port Jebel Ali (Dubai, UAE)  CPKC + DP World – First-of-its-kind Import/Export Hub in Port Saint John (Canada) Highlights  US service to/from Mexico with CPKC out of Kansas City will bypass truck congestion at border, reduce transit time by approximately one day and reduce total cost  Port Jebel Ali (UAE) Import/Export Hub with DP World will be the first to offer both bonded & non-bonded service and will enable global food Producers to connect directly with regional Retailers and Distributors  Port Saint John (Canada) Import/Export Hub will be the first and only facility to store and handle temp sensitive food moving through the port providing a more efficient route for Canadian food imports & exports Key Benefits

Advanced Operating Systems and Warehouse Management Expertise Americold Operating System ensures best practices across entire network 17 Customer Focus Labor Optimization Continuous Improvement Safety Talent Stewardship Food Safety Asset Protection Inventory Management Energy Excellence Refrigeration Excellence Advanced Integrated Systems Maintenance Excellence AOS distinguishes us from our competitors and is central to our continuous improvement culture  Delivering standardized procedures  Driving collaborative innovation  Improving service  Optimizing value

Technology Differentiation: Improving Efficiency and Lowering Cost 18 Native Project Orion ERP Standardize processes, reduce manual work and improve analytics • Warehouse management system (WMS) provides visibility to ensure orders delivered on-time and in-full (OTIF) • Labor management system (LMS) optimizes workforce and delivers high service levels to customers • Transportation Management System (TMS) ensuring comprehensive national delivery network visibility • Warehouse Execution System (WES) facilitating industry-leading automation services 415+ Identified Gen AI Use Cases Leveraging embedded AI with tech partners

3. Growth Drivers & Well-Positioned Strategy 19

Long-Term Industry Fundamentals Driving Resilient Growth  Changing consumption patterns towards meal kits and fresh and healthy food  Rising e-commerce and online grocery demand driving need for efficient delivery systems to consumers  Reshoring of essential sectors including food production increases need for cold storage in supply chains  Enhanced automation to increase efficiency and capacity  Sustainability focus prompts initiatives to cut carbon emissions and enhance energy efficiency 20 Key Trends in the Cold Storage Space Projected Annual NOI Growth (Next 5 years) 7.6% 7.5% 5.5% 5.2% 3.0% 2.8% 1.8% 0.7% Industrial Cold Storage Data Center Health Care Retail Apartment Self Storage Office Source(s): JLL Cold Storage Trends, 2024

21 A Global Leader in Temperature- Controlled Warehousing Cold Storage Industry Market Share 1,245M cubic feet 195 facilities 1,445M cubic feet (1) 239 facilities Americold 6%(1) Rest of the market 80% (2) Global Market Americold 18% Rest of the market 43% (2) North American Market Note: Americold portfolio figures as of December 31, 2024. Figures may not sum due to rounding 1) Figures do not include Americold’s South American JV investment in SuperFrio or Middle Eastern investment in the RSA JV 6 2) The remaining 43% and 80% of the North American and global markets consist of ~3.0bn cubic feet and ~20.2bn cubic feet, respectively A Global Leader in Highly Fragmented Market

Focused Strategy to Capture the Multiple Growth Drivers Solutions That Fit Needs Operational Excellence Capabilities Leadership Commercial Excellence Provider of Choice Technology EnablementEmployer of Choice  Expand wallet share and service offerings through strategic account management and consultative selling approach  Innovation into diversified higher revenue categories  Increase growth and improve margins with a best-in-class commercial toolset to drive above average close, renewal and value metrics  Continuous improvements in processes and service to deliver the highest Total Value Proposition to our customers  Consistently delivering on our promise of on-time/in-full  Drive operational excellence with labor management and relentless focus to provide efficient and effective service to our customers.  Innovate to integrate proven technology that drives the performance and efficiency of our facilities  Attract, develop and retain the best talent  Recognize and reward associates who contribute to innovative ideas and projects  Foster a culture of customer service, safety, excellence, and inclusivity  Modernize systems to enhance customer experience and internal productivity  Create new innovation by utilizing AI’s latest capabilities to drive efficiencies within our company 22 Our Commitments How We Win

4. Financial Performance 23

# Strong Same-Store Warehouse Revenue and NOI Growth

Same-Store Warehouse services | Same-Store Rent & storage

## Same-Store Warehouse Revenue



+60% growth
$1,464M
$849
$615
2021
$2,014M
$1,152
$862
2022
$2,259M
$1,233
$1,025
2023
$2,343M
$1,323
$1,019
2024

## Same-Store Warehouse NOI

**Contribution (NOI) Margin:**



32.6%
29.8%
31.4%
34.5%
+69% growth
$478M
$74
$404
2021
$600M
$60
$540
2022
$709M
$44
$665
2023
$808M
$172
$635
2024

- Significant improvement in transitioning from on demand contracts to fixed storage committed contracts and leases
  - Fixed storage contracts for the total warehouse segment increased by **136%** since 2021 and now account for:
    - **59%** of total warehouse rent and storage revenues (from 39% in 2021)(1)
  - **8-year** weighted average stated term(2)
- Our network's scope and breadth allows us to further **increase** our fixed storage commitments
- Opportunity to further improve performance as we integrate recent acquisitions into Americold's standards
- Growth in Warehouse NOI from both Rent & Storage and Warehouse Services americold

Note: Revenues represent LTM figures. Dollars in millions

1) Based on the annual committed rent and storage revenues attributable to fixed storage commitment contracts and leases as of December 31, 2024

2) Represents weighted average term for contracts featuring fixed storage commitments and leases as of December 31, 2024

24

Strong EBITDA Margins Supported by Ongoing Efficiency Initiatives 25 Core EBITDA ($M) and Margin (%) $475M $500M $572M $634M 2021 2022 2023 2024 17.5% 17.1% 34% growth  Effectively optimizing margins across all business areas • Creating a solid foundation with efforts over the past three years to build a productive, stabilized workforce supporting sustainable service margins • Strong variable cost control and focus on efficiencies  Significant investments in technology have streamlined processes, enhanced revenue capture, and accelerated labor management initiatives  Strategic partnerships fueling development pipeline for future profitable growth 17.5% 17.1% 21.4% 23.8%

Significant Financial Flexibility to Support Growth Investment Grade Ratings Experience Across Capital Markets Substantial Liquidity Position  Bank Debt  Private Placements  Public Bonds  Open Market Equity Issuance  $922M in Total Available Liquidity  $874M Undrawn Credit Facility  Multi-Currency Availability  BBB - Fitch  BBB - DBRS Morningstar  Baa3 - Moody’s Strong Balance Sheet 1 4 2 3  Net Debt to Core EBITDA of 5.4x  95% Unsecured and 93% Fixed Rate  Well Laddered Maturity Profile 26

Disciplined Capital Allocation Strategy Focused on Driving Growth and Generating Shareholder Value Organic Reinvestment in the Business Returning Capital to Shareholders Opportunistic and Disciplined M&A  Grow annualized dividend per share  Growth and expansion through acquisitions of desirable assets  Accretive to AFFO per share on Day 1  $80M+ maintenance capital deployment  Investing in accretive development projects with CPKC and DP World  Capacity expansion and customer specific builds Maintain Healthy Balance Sheet 1 42 3  Maintain Investment Grade rating  Access to multiple sources of capital 27

Commitment to Environmental, Social and Governance Initiatives Environmental Commitment to Energy Excellence and Efficiency  Recognized under the Global Cold Chain Alliance’s (GCCA) new Energy Excellence Recognition Program with Gold, Silver or Bronze certifications at 217 facilities  $13M+ invested in sustainability projects during 2023  41 MWh shed by 72 sites participating in demand response programs Social Social Initiatives  Serve the public good by maintaining the integrity of food supply and reducing waste  Corporate contributions / support to charities aligned with our core beliefs and focus, such as Feed the Children and HeroBox Governance Shareholder- friendly Corporate Governance  All members of the Board other than the CEO are independent  Gender diversity at board level Awards & Recognition Charitable Organizations 28

29 2025 Guidance Warehouse segment same store revenue growth (constant currency) 2.0%-4.0% Warehouse segment same store NOI growth (constant currency) 200 bps higher than associated revenues Warehouse segment non-same store NOI $0M-$7M Transportation and Management segment NOI $44M-$48M Total selling – general and administrative expense (inclusive of share-based compensation expense of $28M-$30M and $13M-$15M of Orion amortization) $280M-$289M Interest Expense $145M-$150M Current income tax expense $8M-$10M Non real estate depreciation and amortization expense $139M-$149M Total maintenance capital expenditures $82M-$88M AFFO Per Share $1.51-$1.59 Continued Financial Growth Projected in 2025

3 Execution-focused and well positioned strategy centered on solutions, operational excellence, and experienced leadership 4 Multiple growth drivers with a capital allocation strategy supported by a blue-chip customer base, unique partnerships, and strong financial profile Americold – A Compelling Growth Opportunity 1 Global leader in the attractive cold storage industry with an integrated network of high-quality, strategically located mission-critical warehouses 30 2 Unique value proposition with unparalleled expertise, partnerships with industry experts, scalable infrastructure, and leading technology and operating systems